SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 28, 2000
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                             WASTE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


          0-22417                                           56-0954929
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  (Commission file Number)                           (IRS Employer ID Number)


      3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (919) 325-3000
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               3949 Browning Place, Raleigh, North Carolina 27609
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        (Former name or former address, if changed since last report)

Item 5.  Other Events.
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         On September 28, 2000, the Registrant issued a press release stating as follows:

Waste Industries, Inc. Pre-Announces Lower than Expected 3rd Quarter Earnings Raleigh, N.C., September 28, 2000 /PRNewswire/ -- Waste Industries, Inc. (NASDAQ: WWIN), a regional, non-hazardous solid waste services company, today pre-announced that third quarter earnings per share are expected to be approximately $0.13 to $0.14, as a result of higher than expected operating costs, and higher than expected selling, general and administrative expenses.

"Cost of Operations increases were driven by higher labor costs, higher fuel prices and increased SG&A expenses associated with attracting and retaining the labor force throughout the Company. Unfortunately, we were unable to increase revenues enough to cover these higher costs," said Lonnie C. Poole, Jr., Chairman and CEO.

Mr. Poole added, "We will be evaluating our operations over the next several months for ways to achieve efficiencies, control expenses and increase revenue."

The Company has scheduled a conference call for Friday, September 29, 2000 at 9:00 am EST. The conference call number is (800) 946-0785 with a confirmation code of 951488. The call is available for replay by calling (888) 203-1112.

The Company expects to release 3rd quarter earnings on Wednesday, November 1, 2000 after the market close with the quarterly conference call to follow on Thursday, November 2, 2000 at 2:00 pm EST. The call number will follow at a later date.

Waste Industries, Inc. is a vertically integrated solid waste services company that provides collection, transfer, disposal and recycling services to commercial, industrial and residential customer locations in the states of North Carolina, South Carolina, Virginia, Tennessee, Mississippi, Alabama, Georgia and Florida.

Certain parts of this press release are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the statement will include words such as the Company "expects," "believes," "anticipates" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to risks and uncertainties, such as acquisition risks, difficulties in managing rapid growth, and weather conditions, that could cause actual results to differ materially from those currently anticipated. Consider these factors carefully in evaluating the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WASTE INDUSTRIES, INC.



Date: September 28, 2000            /s/Stephen C. Shaw
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                                    Stephen C. Shaw
                                    Chief Financial Officer
                                    (Principal Financial Officer)